Exhibit 10.20

THIRTEENTH AMENDMENT TO
CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE

(Sky Ranch)

THIS THIRTEENTH AMENDMENT TO CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE (this "Amendment") is made as of August 9, 2018 ("Effective Date"), by and between PCY HOLDINGS, LLC, a Colorado limited liability company ("Seller"), and TAYLOR MORRISON OF COLORADO, INC., a Colorado corporation ("Purchaser"). Seller and Purchaser may be referred to collectively as the "Parties."

R E C I T A L S

A.          Seller and Purchaser previously entered into a Contract for Purchase and Sale of Real Estate effectively dated June 27, 2017 (as amended, the "Contract") for approximately 161 platted single-family detached residential lots in the Sky Ranch master planned residential community in the County of Arapahoe, State of Colorado.

B.           Purchaser and Seller now desire to amend the terms and conditions of the Contract as set forth below.  Capitalized terms used but not otherwise defined in this Amendment will have the same meanings given to such terms in the Contract.

A G R E E M E N T

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller hereby agree as follows:

1.            Recitals.  The recitals set forth above are true and correct and are incorporated herein in their entirety by this reference.

2.            Final Plat.  In accordance with Section 5(a)(iv) of the Contract, Seller has obtained Final Approval of the Final Plat, which was recorded in the real property records of Arapahoe County, Colorado on July 20, 2018, at Reception No. D8071296.

3.            Legal Description of Lots.  The Contract is hereby amended to set forth the legal description of those Lots, as that term is defined in the Contract, included in the approved Final Plat and described on Exhibit A, attached hereto and incorporated herein by this reference.

4.          Onsite Takedown Schedule.  The Onsite Takedown Schedule attached to the Lot Development Agreement as Exhibit A thereto and approved by the Tenth Amendment to the Contract is hereby deleted in its entirety and replaced with Exhibit B, attached hereto and incorporated herein by this reference.

5.           Construction.  Each of the parties acknowledges that they, and their respective counsel, substantially participated in the negotiation, drafting and editing of this Amendment. Accordingly, the Parties agree that the provisions of this Amendment shall not be construed or interpreted for or against any Party hereto based on authorship.

6.            Authority.  Each Party represents and warrants that is has the power and authority to execute this Amendment and that there are no third party approvals required to execute this amendment or to comply with the terms or provisions contained herein.

7.            Headings.  The Section headings used herein shall have absolutely no legal significance and are used solely for convenience of reference.

8.            Ratified and Confirmed.  The Contract, except as modified by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect in accordance with its original terms and provisions. In the case of any conflict between the terms of this Amendment and the provisions of the Contract, the provisions of this Amendment shall control.

9.           Counterparts.  This Amendment may be executed in counterparts, each of which shall be deemed to be an original, and both of which together shall be deemed to constitute one and the same instrument.  Each of the Parties shall be entitled to rely upon a counterpart of this Amendment executed by the other Party and sent via facsimile or e-mail transmission.

 [SIGNATURE PAGE FOLLOW]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the Effective Date.

SELLER:

PCY HOLDINGS, LLC, a Colorado limited liability company

By:	PURE CYCLE CORPORATION, its Sole Member

	By:	/s/ Mark W. Harding
Name:	Mark W. Harding
Title:	President

PURCHASER:

TAYLOR MORRISON OF COLORADO, INC.,
a Colorado corporation

By:	/s/ Phillip R. Cross
Name:	Phillip R. Cross
Title:	Vice President

EXHIBIT A
(Property Legal Description)

FIRST CLOSING LOTS:

LOTS 1 THROUGH 24, INCLUSIVE, BLOCK 5;

LOTS 8 THROUGH 33, INCLUSIVE, BLOCK 6;

SKY RANCH SUBDIVISION FILING NO. 1, RECORDED JULY 20, 2018 UNDER RECEPTION NO. D8071296, COUNTY OF ARAPAHOE, STATE OF COLORADO.

SECOND CLOSING LOTS:

LOTS 1 THROUGH 10, INCLUSIVE, BLOCK 1;

LOTS 1 THROUGH 20, INCLUSIVE, BLOCK 3;

LOTS 1 THROUGH 20, INCLUSIVE, BLOCK 4;

SKY RANCH SUBDIVISION FILING NO. 1, RECORDED JULY 20, 2018 UNDER RECEPTION NO. D8071296, COUNTY OF ARAPAHOE, STATE OF COLORADO.

THIRD CLOSING LOTS:

LOTS 11 THROUGH 51, INCLUSIVE, BLOCK 1;

LOTS 1 THROUGH 20, INCLUSIVE, BLOCK 2;

SKY RANCH SUBDIVISION FILING NO. 1, RECORDED JULY 20, 2018 UNDER RECEPTION NO. D8071296, COUNTY OF ARAPAHOE, STATE OF COLORADO.

EXHIBIT B
(Onsite Takedown Schedule)

FOURTEENTH AMENDMENT TO
CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE

(Sky Ranch)

THIS FOURTEENTH AMENDMENT TO CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE (this "Amendment") is made as of July 19, 2019 ("Effective Date"), by and between PCY HOLDINGS, LLC, a Colorado limited liability company ("Seller"), and TAYLOR MORRISON OF COLORADO, INC., a Colorado corporation ("Purchaser"). Seller and Purchaser may be referred to collectively as the "Parties."

R E C I T A L S

A.          Seller and Purchaser previously entered into a Contract for Purchase and Sale of Real Estate effectively dated June 27, 2017 (as amended, the "Contract") for approximately 161 platted single-family detached residential lots in the Sky Ranch master planned residential community in the County of Arapahoe, State of Colorado.

B.           Purchaser and Seller now desire to amend the terms and conditions of the Contract as set forth below.  Capitalized terms used but not otherwise defined in this Amendment will have the same meanings given to such terms in the Contract.

A G R E E M E N T

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller hereby agree as follows:

1.            Recitals.  The recitals set forth above are true and correct and are incorporated herein in their entirety by this reference.

2.            Second and Third Closing Lots.  The legal descriptions for the Second Closing Lots and Third Closing Lots are hereby amended pursuant to Exhibit A, attached hereto and incorporated herein by this reference.

3.            Revised Onsite Takedown Schedule.  The Onsite Takedown Schedule attached to the 13th Amendment to the Contract is hereby deleted in its entirety and replaced with Exhibit B, attached hereto and incorporated herein by this reference.

4.           Construction.  Each of the Parties acknowledges that they, and their respective counsel, substantially participated in the negotiation, drafting and editing of this Amendment. Accordingly, the Parties agree that the provisions of this Amendment shall not be construed or interpreted for or against any Party hereto based on authorship.

5.            Authority.  Each Party represents and warrants that is has the power and authority to execute this Amendment and that there are no third party approvals required to execute this amendment or to comply with the terms or provisions contained herein.

6.            Headings.  The Section headings used herein shall have absolutely no legal significance and are used solely for convenience of reference.

7.            Ratified and Confirmed.  The Contract, except as modified by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect in accordance with its original terms and provisions. In the case of any conflict between the terms of this Amendment and the provisions of the Contract, the provisions of this Amendment shall control.

8.           Counterparts.  This Amendment may be executed in counterparts, each of which shall be deemed to be an original, and both of which together shall be deemed to constitute one and the same instrument.  Each of the Parties shall be entitled to rely upon a counterpart of this Amendment executed by the other Party and sent via facsimile or e-mail transmission.

[SIGNATURE PAGE FOLLOW]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the Effective Date.

SELLER:

PCY HOLDINGS, LLC, a Colorado limited liability company

By:	PURE CYCLE CORPORATION,
its Sole Member

	By:	/s/ Mark W. Harding
Name:	Mark W. Harding
Title:	President

PURCHASER:

TAYLOR MORRISON OF COLORADO, INC.,
a Colorado corporation

By:	/s/ Phillip R. Cross
Name:	Phillip R. Cross
Title:	Vice President

EXHIBIT A
(Property Legal Description)

SECOND CLOSING LOTS:

LOTS 1 THROUGH 10, AND LOTS 44 THROUGH 51, INCLUSIVE, BLOCK 1;

LOTS 1 THROUGH 10, INCLUSIVE, BLOCK 3;

LOTS 1 THROUGH 20, INCLUSIVE, BLOCK 4;

SKY RANCH SUBDIVISION FILING NO. 1, RECORDED JULY 20, 2018 UNDER RECEPTION NO. D8071296, COUNTY OF ARAPAHOE, STATE OF COLORADO.

THIRD CLOSING LOTS:

LOTS 11 THROUGH 43, INCLUSIVE, BLOCK 1;

LOTS 1 THROUGH 20, INCLUSIVE, BLOCK 2;

LOTS 11 THROUGH 20, INCLUSIVE, BLOCK 3;

SKY RANCH SUBDIVISION FILING NO. 1, RECORDED JULY 20, 2018 UNDER RECEPTION NO. D8071296, COUNTY OF ARAPAHOE, STATE OF COLORADO.

EXHIBIT B
(Onsite Takedown Schedule)